 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2013

ARTHROCARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	001-34607 (Commission File Number)	94-3180312 (I.R.S. Employer Identification Number)

7000 W. William Cannon, Building One
Austin, TX 78735
(Address of principal executive offices, including zip code)

(512) 391-3900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations

On October 29, 2013, ArthroCare Corporation issued a press release announcing its financial results for the quarter ended September 30, 2013.  The press release, a copy of which is furnished as exhibit 99.1 to this report, is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibits

Exhibit Number	Title
99.1	Press release dated October 29, 2013.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date:	October 29, 2013	By:	/s/ David Fitzgerald
David Fitzgerald
President and Chief Executive Officer

ARTHROCARE CORPORATION

INDEX TO EXHIBITS

Exhibit Number	Title

99.1	Press release dated October 29, 2013